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                                              SECURITIES AND EXCHANGE COMMISSION
                                                   Washington, D.C. 20549


                                                          FORM 8-K

                                                       CURRENT REPORT

                                             Pursuant to Section 13 or 15(d) of the
                                                Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 30, 2003

                                   STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
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                              (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



             Delaware                                  333-106323                                   30-0183252
-----------------------------------              -----------------------                  ------------------------------
   (STATE OR OTHER JURISDICTION                        (COMMISSION                               (I.R.S. EMPLOYER
         OF INCORPORATION)                            FILE NUMBER)                             IDENTIFICATION NO.)
383 Madison Avenue
New York, New York                                                                                    10l79
-----------------------------------                                                       ------------------------------
       (ADDRESS OF PRINCIPAL                                                                        (ZIP CODE)
        EXECUTIVE OFFICES)


Registrants telephone number, including area code, is (212) 272-2000









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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                  1. Pooling and Servicing Agreement, dated as of September 1, 2003 among Structured Asset Mortgage Investments II Inc., as depositor, Wells Fargo Bank Minnesota, National Association as master servicer and securities administrator, EMC Mortgage Corporation, as seller and company, and JPMorgan Chase Bank, as trustee.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                              STRUCTURED ASSET MORTGAGE
                                              INVESTMENTS II INC.


                                              By:     /s/ Baron Silverstein
                                                 --------------------------
                                              Name:   Baron Silverstein
                                              Title:  Vice President


Dated: October 14, 2003



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                                                   EXHIBIT INDEX



                              Item 601 (a) of               Sequentially
Exhibit                       Regulation S-K                Numbered
Number                        Exhibit No.                   Description                         Page
------                        -----------                   -----------                         ----
1                             4                             Pooling and Servicing               5
                                                            Agreement

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                                    EXHIBIT 1



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